Union Security Insurance Company

Variable Account C

Wall Street Series Survivor VUL	033-65243
Wall Street Series VUL	333-69327
Harmony Investment Life	033-03919
Wall Street Series VUL220	033-28551
Wall Street Series VUL500	033-48266

Supplement Dated June 7, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated June 7, 2007 to your Prospectus

Hartford Focus HLS Fund

Effective on July 27, 2007, The Board of Directors approved a name change of the Hartford Focus HLS Fund to the Hartford Fundamental Growth HLS Fund.  All references in your prospectus to the Hartford Focus HLS Fund should be deleted and replaced with the Hartford Fundamental Growth HLS Fund.

Hartford International Capital Appreciation HLS Fund

Effective on July 27, 2007, The Board of Directors approved a name change of the Hartford International Capital Appreciation HLS Fund to the Hartford International Growth HLS Fund.  All references in your prospectus to the Hartford International Capital Appreciation HLS Fund should be deleted and replaced with the Hartford International Growth HLS Fund.

Hartford International Stock HLS Fund

On September 25, 2007, shareholders will vote on the proposed merger of the Hartford International Stock HLS Fund into the Hartford International Opportunities HLS Fund.  If the proposed merger is approved, all assets of the Hartford International Stock HLS Fund will be transferred into the Hartford International Opportunities HLS Fund, and shareholders of the Hartford International Stock HLS Fund will receive shares of the Hartford International Opportunities HLS Fund.  If approved by the shareholders, the merger is scheduled to take place on or about October 12, 2007 (merger date).

As a result, if any of your Policy Value is currently invested in the Hartford International Stock HLS Fund Sub-Account, that Policy Value will be merged into the Hartford International Opportunities HLS Fund Sub-Account on the merger date.  If any portion of your future Premium Payments are allocated to Hartford International Stock HLS Fund Sub-Account, you should re-direct that allocation to another Sub-Account available under your Policy before the close of trading on the New York Stock Exchange on October 11, 2007.  Effective as of the close of trading of the New York Stock Exchange on October 11, 2007, we will not process any transaction that includes an allocation to Hartford International Stock HLS Fund Sub-Account.

In the event that the proposed merger is approved, all references and information contained in the prospectus for your Policy related to Hartford International Stock HLS Fund are deleted.

In the section entitled “Allocation of Premium Payments,” under the sub-section entitled “Wire,” delete the second sentence of the first paragraph and replace with the following:

To wire payments call 1-800-231-5453 or email LifeService@Hartfordlife.com.

This supplement should be retained with the prospectus for future reference.

HV-6134